                                                                   EXHIBIT 24.1

                          REGIONS FINANCIAL CORPORATION

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of REGIONS FINANCIAL CORPORATION (the "Corporation") hereby constitute and appoint Richard D. Horsley and Samuel E. Upchurch, Jr., and each of them, the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution and resubstitution, and with full power and authority in said agents and attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, one or more Registration Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the registration of $1,000,000,000 of preferred stock, debt securities, and trust preferred securities and to sign any and all amendments to such Registration Statements.




      SIGNATURE                       TITLE                         DATE
--------------------------   -----------------------------     -----------------
/s/ Carl E. Jones, Jr.
--------------------------     President and Chief Executive    January 17, 2001
Carl E. Jones, Jr.                 Officer and Director
                               (principal executive officer)

/s/ Richard D. Horsley
--------------------------     Vice Chairman of the Board and   January 17, 2001
Richard D. Horsley              Executive Financial Officer
                                       and Director
                               (principal financial officer)
/s/ D. Bryan Jordan
--------------------------     Executive Vice President and     January 17, 2001
D. Bryan Jordan                        Comptroller
                              (principal accounting officer)

/s/ Sheila S. Blair
----------------------------            Director                January 17, 2001
Sheila S. Blair

/s/ James B. Boone, Jr.
----------------------------            Director                January 17, 2001
James B. Boone, Jr.

/s/ James S.M. French
----------------------------            Director                January 17, 2001
James S.M. French


----------------------------            Director
Olin B. King

/s/ J. Stanley Mackin
----------------------------     Chairman of the Board          January 17, 2001
J. Stanley Mackin                     and Director

/s/ Michael W. Murphy
----------------------------            Director                January 17, 2001
Michael W. Murphy

/s/ Henry E. Simpson
----------------------------            Director               January 17, 2001
Henry E. Simpson

/s/ Lee J. Styslinger, Jr.
----------------------------            Director               January 17, 2001
Lee J. Styslinger, Jr.

/s/ W. Woodrow Stewart
----------------------------            Director               January 17, 2001
W. Woodrow Stewart

/s/ John H. Watson
----------------------------            Director               January 17, 2001
John H. Watson

/s/ C. Kemmons Wilson, Jr.
----------------------------            Director               January 17, 2001
C. Kemmons Wilson, Jr.